EX-99.906CERT

         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I,  Philip  R.  McLoughlin,   Chairman  of  Phoenix   Multi-Series   Trust  (the
"Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004                 /s/Philip R. McLoughlin
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                                       Philip R. McLoughlin, Chairman
                                       (principal executive officer)


I, Nancy G. Curtiss, Treasurer of Phoenix Multi-Series Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  January 5, 2004                 /s/Nancy G. Curtiss
     ---------------------------       -----------------------------------
                                       Nancy G. Curtiss, Treasurer
                                       (principal financial officer)